EX.99.CERT

CERTIFICATION

        I, Joan A. Payden, certify that:

        1. I have reviewed this report on Form N-CSR of The Payden & Rygel Investment Group;

        2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

        3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

        4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

            (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within the registrant, particularly during the period in which this report is being prepared;

            (b) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

            (c) disclosed in this report whether or not there were any significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the Audit Committee of the registrant’s Board of Trustees:

            (a) all significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

            (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.

        Date: July 8, 2003

/s/ JOAN A. PAYDEN
Joan A. Payden Chairman The Payden & Rygel Investment Group

EX.99.CERT

CERTIFICATION

        I, Brian W. Matthews, certify that:

        1. I have reviewed this report on Form N-CSR of The Payden & Rygel Investment Group;

        2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

        3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

        4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

            (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within the registrant, particularly during the period in which this report is being prepared;

            (b) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

            (c) disclosed in this report whether or not there were any significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the Audit Committee of the registrant’s Board of Trustees:

            (a) significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

            (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.

        Date: July 8, 2003

/s/ BRIAN W. MATTHEWS
Brian W. Matthews Executive Vice President and Chief Financial Officer The Payden & Rygel Investment Group